Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 31, 1996 included (or incorporated by reference) in Manpower Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this registration statement.


                                         ARTHUR ANDERSEN LLP

                                         /s/ Arthur Andersen LLP


      Milwaukee, Wisconsin
      June 20, 1996